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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 16, 2004

                              --------------------

                           MERCANTILE BANK CORPORATION
             (Exact name of registrant as specified in its charter)



           MICHIGAN                     000-26719             38-3360865
(State or other jurisdiction         (Commission File        (IRS Employer
      of incorporation)                  Number)          Identification Number)



5650 BYRON CENTER AVENUE SW, WYOMING, MICHIGAN                49509
   (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code         616-406-3777





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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Redemption of Trust Preferred Securities. On August 16, 2004, Mercantile Bank Corporation issued a press release announcing that all of the
1.6 million of 9.60% Cumulative Preferred Securities issued by its business trust subsidiary in 1999 for $10 per Preferred Security have been called for redemption on September 17, 2004 at a redemption price of $10 per Preferred Security. The Preffered Securities are listed on the Nasdaq Stock Market under the symbol "MBWMP". A copy of the press release is filed with this report as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit Number                     Description

99.1 Press Release of Mercantile Bank Corporation dated August 16, 2004 regarding redemption of trust preferred securities





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MERCANTILE BANK CORPORATION


                                      By:  /s/ Charles E. Christmas
                                         ---------------------------------------
                                           Charles E. Christmas
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer


Date:  August 16, 2004








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                                  EXHIBIT INDEX


Exhibit Number                          Description


99.1 Press Release of Mercantile Bank Corporation dated August 16, 2004 regarding redemption of trust preferred securities








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